BLACKROCK FUNDSSM

BlackRock Flexible Equity Fund

(the “Fund”)

Supplement dated June 3, 2014 to the Investor, Institutional and Class R Shares Prospectus of the Fund, dated January 28, 2014

Effective as of June 1, 2014, BlackRock Advisors, LLC (“BlackRock”) has agreed voluntarily to waive and/or reimburse fees or expenses in order to limit the total annual fund operating expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses (as defined in the prospectus of the Fund)) of each share class of the Fund to the amounts noted in the table below under “Voluntary Caps”.

Consequently, the table under “Management of the Fund – BlackRock” setting out the contractual caps on total annual fund operating expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) is hereby deleted and replaced with the following to add reference to the voluntary caps:

	Caps on Total Annual Fund Operating Expenses[1] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
	Contractual Caps[2]	Voluntary Caps[3]
Investor A	1.29%	1.24%
Investor B	2.06%	2.01%
Investor C	2.06%	2.01%
Institutional	0.97%	0.92%
Class R	1.65%	1.60%
[1]	As a percentage of average daily net assets.
[2]	The contractual caps are in effect until February 1, 2015 for Investor A, Investor B, Investor C and Institutional Shares and until February 1, 2024 for Class R Shares. On February 1 of each year, the Class R Shares waiver agreement will renew automatically for an additional year, so that the agreement will have a perpetual ten-year term. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[3]	The voluntary caps may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRO-FLEQ-0614SUP